SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2012

NORTH STATE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

000-49898	65-1177289
(Commission File Number)	(IRS Employer ID Number)

6204 Falls of the Neuse Road, Raleigh, North Carolina 27609
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (919) 787-9696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securites Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 18, 2012, the Board of Directors of North State Bancorp announced its decision to pursue deregistration of the company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspension of its reporting obligations under Section 15(d) of Exchange Act, both as amended by Section 601 of the Jumpstart Our Business Startups Act of 2012.

On July 24, 2012, the company issued a press release announcing the Board’s decision. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit #	Description
99.1	Press release dated July 24, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH STATE BANCORP

Date: July 24, 2012	By:	/s/ Larry D. Barbour
Larry D. Barbour
President and Chief Executive Officer

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